EXHIBIT  99.3


                         Steven A. and Diana B. Jackson
                             586 Lakeview Circle SE
                              Rio Rancho, NM 87124


June 10,  2005

Jane  Butel
Jane  Butel  Corp.
400  Gold  Ave.,  SW
Suite  750
Albuquerque,  NM  87102

Dear  Jane:

I regret to inform you that, effective immediately, I must resign from the Board of Directors of Jane Butel Corp.

I  will  continue  to  monitor  your  progress  and  help  any  way  I  can.

Sincerely,

/s/Steven  A.  Jackson
----------------------
Steven  A.  Jackson